                                                                  EXHIBIT 10.35


                        RECEIVABLES PURCHASE TERMINATION
                           AND REASSIGNMENT AGREEMENT

         THIS RECEIVABLES PURCHASE TERMINATION AND REASSIGNMENT AGREEMENT (this "Agreement") is made and entered into as of August 30, 2002, among MANUFACTURERS AND TRADERS TRUST COMPANY, not individually but solely as trustee (the "Trustee") for the AVONDALE RECEIVABLES MASTER TRUST (the "Trust"), AVONDALE RECEIVABLES COMPANY (the "Receivables Subsidiary"), AVONDALE MILLS, INC. ("Avondale Mills" or the "Originator"), FALCON ASSET SECURITIZATION CORPORATION ("FALCON"), as the "Purchaser" under the "Certificate Purchase Agreement" (as defined below) and BANK ONE, N.A. (formerly known as The First National Bank of Chicago) as the "Support Bank" and as "Agent" under the Certificate Purchase Agreement.

                               STATEMENT OF FACTS

                  I. Pursuant to that certain Receivables Purchase Agreement, dated as of April 29, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), between the Receivables Subsidiary and the Originator, the Receivables Subsidiary has purchased from time to time from the Originator certain receivables and related assets resulting from the sale of goods or the provision of services to customers of the Originator.

                  II. Pursuant to that certain Avondale Receivables Master Trust Pooling and Servicing Agreement, dated as of April 29, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Pooling Agreement"), among the Receivables Subsidiary, Avondale Mills, as servicer thereunder (the "Servicer") and the Trustee, the Receivables Subsidiary has transferred the "Transferred Assets" (as defined therein) to the Trustee.

                  III. Pursuant to that certain Amended and Restated Certificate Purchase Agreement (Series 1996-1), dated as of November 21, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Certificate Purchase Agreement"), among the Receivables Subsidiary, the Servicer, FALCON, the Support Bank and the Agent, FALCON, and the Support Bank purchased certain fractional undivided interests in the Trust and the Transferred Assets, which interests are evidenced by the Series 1996-1 Certificates (the "Certificates" and, together with the Transferred Assets, the "Overall Receivables Assets"), issued pursuant to the Amended and Restated Series 1996-1 Supplement to the Pooling Agreement dated as of November 21, 1997 (the "Series Supplement"), among the Receivables Subsidiary, the Servicer and the Trustee.

                  IV. The parties hereto desire to terminate the Receivables Purchase Agreement, the Pooling Agreement, the Certificate Purchase Agreement, each Transaction

Document and each other agreement, instrument, certificate and document executed or furnished in connection therewith (including without limitation, each Buyer Note and each agreement relating to any lockbox account, collection account or blocked account into which any collections on or proceeds of any Transferred Assets are deposited) (collectively, the "Transaction Agreements") and to provide for (a) the release of all interests (including, without limitation, each security interest, if any) held by each of FALCON, the Support Bank and the Agent in the Overall Receivables Assets and the reconveyance of such Overall Receivables Assets to the Receivables Subsidiary, (b) the release of all interests (including, without limitation, each security interest) held by the Trustee in the Transferred Assets and the reconveyance of such Transferred Assets to the Receivables Subsidiary and (c) the release of all interests (including, without limitation, each security interest) held by the Receivables Subsidiary in the Transferred Assets and the reconveyance of such Transferred Assets to the Originator, all in accordance with and subject to the terms and conditions of this Agreement.

                  V. The parties hereto hereby acknowledge that the Originator plans to sell or otherwise convey some or all of the Transferred Assets to Avondale Funding, LLC ("Funding") on or after the date hereof pursuant to one or more receivables sale agreements, that Funding plans to convey some or all of such property to Redwood Receivables Corporation ("Redwood") pursuant to a receivables purchase and sale agreement and that General Electric Capital Corporation ("GECC") from time to time acts as an administrative agent for Redwood.

                               STATEMENT OF TERMS

                  NOW, THEREFORE, in consideration of the mutual covenants herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. Unless otherwise expressly defined herein, all capitalized terms used herein shall have the respective meanings given such terms (a) in the Certificate Purchase Agreement, (b) if not defined in the foregoing, in the Pooling Agreement, (c) if not defined in the foregoing, in the Receivables Purchase Agreement, or (d) if not defined in the foregoing, in the other Transaction Agreements.

                  2. Release of Interests by the Agent, FALCON and the Support Bank. (a) The total obligations due to the Agent, the Support Bank and FALCON, if paid to the Agent on or before 3:00 p.m. (New York City time) on August 30, 2002 (the "Expected Payoff Date"), will be $64,569,534.30 (the "Payoff Amount"), which amounts include all outstanding principal, accrued interest, fees, expenses, costs, liquidated damages and other amounts, if any, which are due and payable by the Receivables Subsidiary, the Trust, the Trustee, the Originator, the Servicer and each Affiliate of the Receivables Subsidiary, the Trust, the Trustee, the Originator and the Servicer (collectively, the "Receivables Seller Parties") to the Agent, the Support Bank and FALCON pursuant to the Transaction Agreements, which amount will also include, without limitation, all costs and expenses incurred by the Agent, the Support Bank and FALCON in connection with the negotiation and execution of this Agreement and the transactions contemplated herein. If the payment of the Payoff Amount does not occur before 3:00 p.m.

(New York City time) on the Expected Payoff Date, (i) the Originator will designate a new date for payment of the Payoff Amount, (ii) the Agent will, no later than 5:00 p.m. on the Business Day immediately before such new payoff date, recalculate the Payoff Amount by written notice to the other parties hereto to reflect additional accrued and unpaid interest (calculated at the Corporate Base Rate as described in the Series Supplement), plus fees and expenses and (iii) such recalculation shall, absent timely objection from the Originator, be conclusive evidence of such Payoff Amount.

                  (b) Payment of the Payoff Amount shall be made by and on behalf of the Receivables Seller Parties by way of a wire transfer of immediately available funds to the following account (the "Termination Payment Account"):

                           Bank Name:        Manufactures and Traders Trust
                                             Company
                           City and State:   Buffalo, New York

                           ABA Routing No.:  022000046
                           Account Number:   185621133
                           Reference:        Attention: Trust Division/CC880

The Trustee will withdraw an amount equal to the Payoff Amount from the Termination Payment Account and distribute such amount to the Agent (on behalf of itself, FALCON and the Support Bank) by wire transfer of immediately available funds to be made to the same account to which the Trustee currently wires payments of interest and principal on the Certificates.

                  (c) Subject to the terms and conditions of this Agreement and in consideration of the payment in full of the Payoff Amount in immediately available funds, the Agent, on behalf of itself, the Support Bank and Falcon, hereby (i) acknowledges and agrees that payment of the Payoff Amount will constitute payment in full of all obligations of the Receivables Seller Parties under the Transaction Agreements and that, upon payment of the Payoff Amount as described above, the Transaction Documents will automatically terminate and that none of the Receivables Seller Parties or any guarantor or obligor of any such Person shall have any further obligation or liability to the Agent, FALCON or the Support Bank under the Transaction Agreements, except for indemnities and such other obligations that by the express terms of the Transaction Agreements survive the termination thereof, (ii) represents and warrants that FALCON has not assigned to any other Person any of its rights as the "Purchaser" under the Certificate Purchase Agreement and that Bank One has not assigned to any other Person any of its rights as the "Support Bank" under the Certificate Purchase Agreement and (iii) represents and warrants that the interests being reconveyed hereunder by the Agent, the Support Bank and FALCON are in each case reconveyed free and clear of any lien or security interest created by the Agent, the Support Bank or Falcon. The Agent, for itself and on behalf of FALCON and the Support Bank, further agrees that, concurrently with its receipt of the Payoff Amount in immediately available funds, all security interests and liens, if any, that each Receivables Seller Party or any guarantor or obligor of the obligations under the Transaction Agreements have granted to the Agent, FALCON and the Support Bank with respect to the transactions contemplated by the Transaction Agreements, whether or not specifically referred to herein, shall be automatically released. FALCON and the Support Bank hereby expressly acknowledge and agree that payment of the

Payoff Amount to the Agent as described above will constitute payment in full of all obligations of the Receivables Seller Parties to FALCON and the Support Bank under the Transaction Agreements, except for indemnities and such other obligations that by the express terms of the Transaction Agreements survive the termination thereof, and that, upon such payment, FALCON and the Support Bank will look solely to the Agent for receipt of any portion of the Payoff Amount owed to them and none of the Receivables Seller Parties or any guarantor or obligor of any such Person shall have any further obligation or liability to FALCON or the Support Bank under the Transaction Agreements, except for indemnities and such other obligations that by the express terms of the Transaction Agreements survive the termination thereof.

                  (d) Immediately upon the payment of the Payoff Amount in immediately available funds as described above, the Agent, on behalf of itself, FALCON and the Support Bank, and the Trustee each hereby authorizes each Receivables Seller Party, Funding, Redwood and GECC to file and record termination statements with respect to each financing statement in favor of the Trustee, the Agent, FALCON and the Support Bank described on Schedule I and such other financing statements which evidence the liens and security interests granted in connection with the transactions contemplated by the Transaction Documents and may be of record in favor of the Trustee, the Agent, FALCON and the Support Bank; the Agent will deliver (or cause to be delivered) to the Trustee the originals of each Certificate for surrender and cancellation; and the Agent will deliver, at the expense of the Receivables Seller Parties but in no event at the expense of the Trustee, the Agent, Falcon or the Support Bank, such other termination statements or documents as any Receivables Seller Party may reasonably request in connection with the Trustee's, Agent's, FALCON's and the Support Bank's above-described release of the security interests and liens granted to the Trustee, the Agent, FALCON or the Support Bank pursuant to the Transaction Agreements.

                  3. Reconveyance by the Trust. (a) Subject to the terms and conditions of this Agreement, the Receivables Subsidiary will, concurrently with the payment of the Payoff Amount to the Termination Payment Account in immediately available funds as described above, be automatically deemed without the need for any further action to have contributed an amount equal to the Payoff Amount (the "Contribution") to the Trust and, the Trust, upon receipt of such Contribution, hereby assigns, transfers, and conveys to the Receivables Subsidiary, in consideration of the Receivables Subsidiary's interests in the Trust, without recourse, except as specifically set forth herein, and the Receivables Subsidiary hereby accepts and receives, all of the Trustee's and the Trust's rights, titles and interests in and to the Transferred Assets transferred by the Receivables Subsidiary to the Trustee (on behalf of the Trust) pursuant to the Pooling Agreement.

                  (b) The Trust, without recourse, except as specifically set forth herein, hereby (i) represents and warrants that the Series 1996-1 Certificates were the only "Certificates" issued by the Trust, (ii) agrees that upon receipt by the Trust of the Contribution by the Receivables Subsidiary, all of the Transaction Agreements shall automatically terminate and that neither the Receivables Subsidiary nor any Affiliate of the Receivables Subsidiary nor any guarantor or obligor of any such Person shall have any further obligation or liability to the Trust under the Transaction Agreements, except for indemnities and such other obligations that by the express terms of the Transaction Agreements survive the termination thereof and (iii) represents and warrants that the Trustee has not granted any lien or security interest in any of the Transferred Assets to any Person other than through the issuance of Certificates to the Agent, FALCON and the Support Bank. The Servicer hereby represents and warrants that (i) except as set forth herein, the Trust has no liens against or security interests in the capital stock or other equity interests in the Receivables Subsidiary or any Affiliate of the Receivables Subsidiary or their respective personal or real property securing the obligations of the Receivables Subsidiary or any Affiliate of the Receivables Subsidiary to the Trust under the Transaction Agreements, (ii) the UCC filings described on Schedule I hereto describe all of the UCC filings filed in connection with the transactions contemplated by the Transaction Documents against the Receivables Subsidiary and each Affiliate of the Receivables Subsidiary in favor of the Trust with respect to the transactions contemplated by the Transaction Agreements and (iii) other than as set forth on
Schedule I, no filing in connection with the transactions contemplated by the Transaction Documents has been made with respect to any obligation of the Receivables Subsidiary or any Affiliate of the Receivables Subsidiary under any of the Transaction Agreements or with respect to any collateral or security therefor. The Trust further agrees that, concurrently with its receipt of the Contribution from the Receivables Subsidiary as provided in Section 3(a) above, all security interests and liens that the Receivables Subsidiary or any Affiliate of the Receivables Subsidiary or any guarantor or obligor of the obligations under the Transaction Agreements have granted to the Trust, whether or not specifically referred to herein, shall be automatically released.

                  (c) Upon receipt of the Contribution and concurrently with the reconveyance of the Transferred Assets as described in Section 3(a) above, the Trust hereby authorizes the Receivables Subsidiary, the Originator, Funding, Redwood and GECC to file and record termination statements with respect to each financing statement described on Schedule I and such other financing statements as may be of record with respect to the Receivables Subsidiary or any other Receivables Seller Party in favor of the Trust, and the above-mentioned release documents; and the Trustee, on behalf of the Trust, will execute such other termination statements or documents as the Receivables Subsidiary, the Originator, Funding, Redwood or GECC may reasonably request in connection with the Trust's above-described release of the security interests and liens granted to the Trust pursuant to the Transaction Agreements; provided that such other documents shall be prepared by the requesting party at the expense of the Receivables Seller Parties and in no event at the expense of the Trustee, the Agent, Falcon or the Support Bank.

                  4. Reconveyance by the Receivables Subsidiary. (a) Subject to the terms and conditions of this Agreement, and in consideration of the Originator's payment of the Payoff Amount to the Trustee on behalf of the Receivables Subsidiary, concurrently with and upon the reconveyance of the Transferred Assets to the Receivables Subsidiary as described in Section 3 above, the Receivables Subsidiary hereby sells, assigns, transfers, and conveys to the Originator, without recourse, except as specifically set forth herein, and the Originator hereby accepts, purchases and receives, all of the Receivables Subsidiary's rights, titles and interests in and to the Transferred Assets (collectively, the "Reconveyed Property") transferred by the Originator to Receivables Subsidiary pursuant to the Receivables Purchase Agreement. The Originator and the Receivables Subsidiary intend, concurrently with and upon the reconveyance of the Reconveyed Property, to merge the Receivables Subsidiary with and into the Originator.

                  (b) The Receivables Subsidiary, without recourse, except as specifically set forth herein, hereby (i) represents and warrants that except as set forth herein, the Receivables Subsidiary has no liens against or security interests in the capital stock or other equity interests in the Originator or any Affiliate of the Originator or their respective personal or real property securing the obligations of the Originator or any Affiliate of the Originator to the Receivables Subsidiary under the Transaction Agreements,
(ii) agrees that payment of the Payoff Amount to the Trustee in immediately available funds as described above shall be deemed payment to the Receivables Subsidiary and that, upon such receipt, all of the Transaction Agreements shall automatically terminate and that neither the Originator nor any Affiliate of the Originator nor any guarantor or obligor of any such Person shall have any further obligation or liability to the Receivables Subsidiary under the Transaction Agreements, except for indemnities and such other obligations that by the express terms of the Transaction Agreements survive the termination thereof, (iii) represents and warrants that the UCC filings described on
Schedule I hereto describe all of the UCC filings filed in connection with the transactions contemplated by the Transaction Documents against the Originator and each Affiliate of the Originator in favor of the Receivables Subsidiary with respect to the transactions contemplated by the Transaction Agreements,
(iv) represents and warrants that the Receivables Subsidiary has not granted any lien or security interest in any of the Transferred Assets to any Person other than the Trust, and (v) represents and warrants that other than as set forth on Schedule I, no filing in connection with the transactions contemplated by the Transaction Documents has been made with respect to any obligation of the Originator or any Affiliate of the Originator under any of the Transaction Agreements or with respect to any collateral or security therefor. The Receivables Subsidiary further agrees that, concurrently with its receipt from the Originator of the Payoff Amount as described above, all security interests and liens that the Originator or any Affiliate of the Originator or any guarantor or obligor of the obligations under the Transaction Agreements have granted to the Receivables Subsidiary, whether or not specifically referred to herein, shall be automatically released.

                  (c) Upon payment of the Payoff Amount as described above, the Receivables Subsidiary hereby authorizes the Originator, Funding, Redwood and GECC to file and record termination statements with respect to each financing statement described on Schedule I and such other financing statements as may be of record with respect to the Originator in favor of the Receivables Subsidiary, and the above-mentioned release documents; and the Receivables Subsidiary will deliver (or cause to be delivered) such other termination statements or documents as the Originator, Funding, Redwood or GECC may reasonably request in connection with the Receivables Subsidiary's above-described release of the security interests and liens granted to the Receivables Subsidiary pursuant to the Transaction Agreements.

                  5. Termination of Transaction Agreements. Upon the effectiveness of this Agreement as set forth in Section 6, the Transaction Agreements shall terminate and all obligations and security interests of the parties thereunder (including without limitation any and all obligations thereunder to purchase, sell, service or administer any receivables, Transferred Assets, collections, lock-box accounts or related assets and all security interests, if any, of the Receivables Seller Parties, the Agent, FALCON and the Support Bank thereunder) shall terminate, except for indemnities and such other obligations that by the express terms of the Transaction Agreements survive the termination thereof. The parties hereto acknowledge and agree that all of the releases and reconveyances described in paragraphs 2 through 4 shall occur simultaneously and automatically upon payment of the Payoff Amount to the Agent as described in Section 2(b) above and that, unless such Payoff Amount is paid in accordance with such Section so as to make this Agreement effective, none of such releases and reconveyances shall be deemed to have occurred.

                  6. Effectiveness of this Agreement. This Agreement shall be effective as of this date upon the satisfaction of all of the following conditions precedent:

                           (a)      One or more counterparts of this Agreement
shall have been executed and delivered by each of the Trustee (on behalf of the Trust), the Receivables Subsidiary, the Originator, the Agent, FALCON and the Support Bank; and

                           (b)      The Agent (on behalf of itself, FALCON and
the Support Bank) shall have received payment of the Payoff Amount in accordance with Section 2(b) above.

                  7. Further Assurances. Each of the Trust, the Receivables Subsidiary, the Originator, the Agent, FALCON and the Support Bank hereby agrees to execute and deliver such Uniform Commercial Code termination statements, lockbox account, collection account and blocked account transfers or instructions, and such other documents as the Trust, the Receivables Subsidiary or the Originator may reasonably request from time to time in order to more fully effectuate the transactions contemplated by this Agreement; provided, however, that any and all such termination statements, lockbox account, collection account and blocked account transfers or instructions, and other documents shall be prepared by the requesting party and all such preparation and/or recordation shall be at the expense of the Receivables Seller Parties, as applicable, and in no event at the expense of the Trustee, the Agent, Falcon or the Support Bank.

                  8. Representations and Warranties. Each of the parties hereto represents and warrants that it has the full corporate or other power and authority to execute and deliver this Agreement and to perform its obligations hereunder and that this Agreement has been duly and validly executed and delivered by it (and assuming the due and valid execution and delivery hereof by all other parties hereto) constitutes a legal, valid and binding obligation of such party enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

                  9. Funding Party. The Trustee and the Receivables Seller Parties each hereby acknowledges and agrees that each of Funding, Redwood and GECC, as a party responsible for funding the Payoff Amount and an assignee of the Originator with respect to its interests in the Reconveyed Assets, is funding such Payoff Amount in reliance on the representations made by such parties and the releases contemplated herein.

                  10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

                  11. Miscellaneous. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may be executed in any number of several counterparts, and each such counterpart shall constitute an original and all such counterparts together shall constitute one and the same instrument. The delivery of an executed counterpart hereof by facsimile shall constitute delivery of an executed counterpart hereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS, each of the parties hereto, by their respective duly authorized signatories, has executed and delivered this Agreement as of the date first above written.


                                    AVONDALE RECEIVABLES MASTER TRUST,
                                    as Trust

                                    By: MANUFACTURERS AND TRADERS TRUST
                                    COMPANY, not in its individual capacity but
                                    solely as Trustee on behalf of the Trust

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    AVONDALE RECEIVABLES COMPANY,
                                    as Receivables Subsidiary

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    AVONDALE MILLS, INC., as Originator

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


          RECEIVABLES PURCHASE TERMINATION AND REASSIGNMENT AGREEMENT
                          DATED AS OF AUGUST 30, 2002

                                    FALCON ASSET SECURITIZATION
                                    CORPORATION, as Purchaser

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    BANK ONE, N.A., as Agent and as Support
                                    Bank

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


          RECEIVABLES PURCHASE TERMINATION AND REASSIGNMENT AGREEMENT
                          DATED AS OF AUGUST 30, 2002

                                   SCHEDULE I

                            UCC Financing Statements

Debtor:

Name:     Avondale Mills, Inc.
Address:  506 South Broad Street, Monroe, Georgia  30655


Jurisdiction                             Filing Number                          Filing Date

SOS Alabama                              B96-18887                              05/01/96
Tift County, Georgia                     137-1994-001487                        07/15/96
Clerk, Superior Court, Walton County,    147-1996-517                           05/02/96
Georgia
Clerk, Superior Court, Walton County,    147-1997-1702                          11/24/97
Georgia
Clerk, Superior Court, Walton County,    147-2001-419                           04/19/01
Georgia
SOS North Carolina                       1335266                                05/01/96
SOS North Carolina                       1518837                                11/24/97
SOS South Carolina                       960501-135332A                         05/01/96
SOS South Carolina                       971124-163340C                         11/24/97
SOS South Carolina                       010419-102244A                         04/19/01

Debtor:

Name:
Address:


Jurisdiction                             Filing Number                          Filing Date


                      ACCOUNT AGREEMENT TERMINATION LETTER

                                August 30, 2002


Wachovia Bank, National Association     Avondale Mills, Inc.
191 Peachtree Street, NE                506 South Broad Street
Atlanta, Georgia  30303                 Monroe, Georgia  30655

Avondale Funding, LLC                   Redwood Receivables Corporation
133 Marshall Street                     c/o General Electric Capital Corporation
Graniteville, South Carolina 29829      3001 Summer Street, 2nd Floor
                                        Stamford, Connecticut  06927

General Electric Capital Corporation
201 High Ridge Road
Stamford, Connecticut 06927

Re: Certain Accounts involving Avondale Mills, Inc., Avondale Receivables Company and Avondale Receivables Master Trust

To Whom It May Concern:

            Reference is hereby made to that certain Receivables Purchase Termination and Reassignment Agreement dated as of August 30, 2002 (the "Termination Agreement") among Avondale Receivables Master Trust (the "Trust"), Avondale Receivables Company, Avondale Mills, Inc., Falcon Asset Securitization Corporation and Bank One, N.A., in its roles as "Agent" and "Support Bank".

         Pursuant to the terms of the Termination Agreement, each of the undersigned hereby gives you written notice that it has released all right, title and interest, all liens on and security interests, if any, in and all rights to control or direct the disposition of each of the accounts listed on Schedule A attached hereto and all funds that are or may in the future be on deposit in each such account.

         This letter may be executed in any number of several counterparts, and each such counterpart shall constitute an original and all such counterparts together shall constitute one and the same letter. The delivery of an executed counterpart hereof by facsimile shall constitute delivery of an executed counterpart hereof.


                                    Very Truly Yours,


                                    AVONDALE RECEIVABLES MASTER TRUST,
                                    as Trust

                                    By: MANUFACTURERS AND TRADERS TRUST
                                    COMPANY, not in its individual capacity but
                                    solely as Trustee on behalf of the Trust


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    AVONDALE RECEIVABLES COMPANY,
                                    as Receivables Subsidiary

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                      Account Agreement Termination Letter
                          dated as of August 30, 2002

                                   SCHEDULE A

               LOCKBOXES, LOCKBOX ACCOUNTS AND COLLECTION ACCOUNT


CONCENTRATION
ACCOUNT:                   NAME:                              BANK:

13-022-948                 Avondale Mills, Inc.               Wachovia Bank National Association
                                                              (f/k/a Wachovia Bank, N.A.)
                                                              191 Peachtree Street, N.E.
                                                              Atlanta, GA  30303


                           LOCKBOX
LOCKBOX:                   ACCOUNT:          NAME:                      BANK:

Avondale Mills, Inc.       101307            Avondale Mills, Inc.       Wachovia Bank, National Association
P.O. Box 101307                              Fabric Division            (f/k/a Wachovia Bank, N.A.)
Atlanta, GA 30392-1307                       (Atlanta)                  191 Peachtree Street, N.E.
                                                                        Atlanta, GA 30303
                                                                        (Flows into Act. 13-022-948)

Avondale Mills, Inc.       101264            Avondale Mills, Inc.       Wachovia Bank, National Association
P.O. Box 101264                              Trucking Division          (f/k/a Wachovia Bank, N.A.)
Atlanta, GA 30392-1264                       (Atlanta)                  P.O. Box 4148
                                                                        Atlanta, GA 30302-1448
                                                                        (Flows into Act. 13-022-948)

Avondale Mills, Inc.       101436            Avondale Mills, Inc.       Wachovia Bank, National Association
P.O. Box 101436                              Yarn Division              (f/k/a Wachovia Bank, N.A.)
Atlanta, GA 30392-1436                       (Atlanta)                  P.O. Box 4148
                                                                        Atlanta, GA 30302-1448
                                                                        (Flows into Act. 13-022-948)

Avondale Mills, Inc.       951280            Avondale Mills, Inc.       Wachovia Bank, National Association
P.O. Box 951280                              Graniteville Fabrics       (f/k/a Wachovia Bank of Texas)
Dallas, TX  75395-1280                       (Dallas)                   1010 W. Mockingbird Lane, Suite 100
                                                                        Dallas, TX 75247
                                                                        (Flows into Act. 13-022-948)

Avondale Mills, Inc.       75431             Avondale Mills, Inc.       Wachovia Bank, National Association
P.O. Box 75431                               Graniteville Fabrics       (f/k/a Wachovia Bank of North
Charlotte, NC  28275-5431                    (Charlotte)                Carolina)
                                                                        Attention:  Lockbox 75431
                                                                        10301 David Taylor Drive
                                                                        Charlotte, NC  28262-2334
                                                                        (Flows into Act. 13-022-948)

                            PAYMENT DIRECTION LETTER

                                August 30, 2002

General Electric Capital Corporation
201 High Ridge Road
Stamford, Connecticut 06927

                  Re:      Avondale Funding, LLC and Avondale Mills, Inc.

Ladies and Gentlemen:

                  Pursuant to that certain Receivables Purchase Termination and Reassignment Agreement, dated as of August 30, 2002 (the "Termination Agreement") among Avondale Receivables Master Trust (the "Trust"), Avondale Receivables Company (the "Receivables Subsidiary"), Avondale Mills, Inc., Falcon Asset Securitization Corporation ("FALCON") and Bank One, N.A., in its roles as "Agent" and "Support Bank", (i) each of the Agent, FALCON and the Support Bank have agreed to release all interests, security interests and liens that each such entity has in the "Overall Receivables Assets" (as such term is defined in the Termination Agreement) in consideration for the receipt of the "Payoff Amount" (as such term is described in the Termination Agreement) from the Trust, (ii) the Trust has agreed to assign, transfer and convey all of the Trust's right, title and interest in and to the "Transferred Assets" (as such term is defined in the Termination Agreement) to the Receivables Subsidiary and the Receivables Subsidiary has agreed to such assignment, transfer and conveyance and to make the "Contribution" (as such term is defined in the Termination Agreement) to the Trust and (iii) the Receivables Subsidiary has agreed to sell, assign, transfer and convey all of the Receivables Subsidiary's right, title and interests to the "Transferred Assets" to the Originator in consideration for the payment of the Payoff Amount and Contribution by the Originator and the Originator has agreed to such sale, assignment, transfer and conveyance.

                  Pursuant to that certain Receivables Sale and Contribution Agreement, dated as of August 30, 2002 (the "Sale Agreement"), among Avondale Mills, Inc. (the "Originator"), Avondale Incorporated and Avondale Funding, LLC ("Funding"), the Originator has agreed to sell, contribute and otherwise assign certain accounts receivable and other related assets to Funding.

                  Pursuant to that certain Receivables Purchase and Servicing Agreement, dated as of August 30, 2002 (the "Purchase Agreement"), among Funding, Avondale Mills, Inc. (the "Servicer"), Redwood Receivables Corporation (the "Conduit Purchaser") and General Electric Capital Corporation, as committed purchaser (the "Committed Purchaser") and as administrative agent (the "Administrative Agent"), Funding has agreed to sell interests to the Conduit Purchaser and the Committed Purchaser in the accounts receivable and related assets acquired by Funding under the Sale Agreement and certain other assets. All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

Directions:
__________

                  The Trust hereby directs the Receivables Subsidiary to deposit the amount of the Contribution in the following account (the "Termination Payment Account") :

                  Bank Name:        Manufactures and Traders Trust Company
                  City and State:   Buffalo, New York
                  ABA Routing No.:  022000046
                  Account Number:   185621133
                  Reference:        Attention: Trust Division/CC880
                  Amount:           $64,569,534.30

The Trustee will withdraw an amount equal to the Payoff Amount from the Termination Payment Account and distribute such amount to the Agent (on behalf of itself, FALCON and the Support Bank) to fulfill the Trust's obligations to pay the Payoff Amount to the Agent pursuant to the terms of the Termination Agreement. Such distribution shall be by wire transfer of immediately available funds to be made to the same account to which the Trustee currently wires payments of interest and principal on the Certificates.

                  The Receivables Subsidiary hereby directs the Originator to deposit the amount of the Contribution into the Termination Payment Account. The Receivables Subsidiary intends that the payment described in this paragraph fulfill the directions to the Receivables Subsidiary provided by the Trust in the immediately preceding paragraph.

                  The Originator hereby directs Funding to pay a portion of the initial "Sale Price" (as such term is defined in the Sale Agreement) equal to the amount of the Contribution into the Termination Payment Account as partial payment of the Sale Price. The remainder of the Sale Price shall be paid pursuant to instructions given to Funding by the Originator apart from this Payment Direction Letter. The Originator intends that the payment described in this paragraph fulfill the directions to the Originator provided by the Receivables Subsidiary in the immediately preceding paragraph.

                  Funding hereby directs the Administrative Agent (on behalf of the Conduit Purchaser and the Committed Purchaser) to pay (a) a portion of the initial "Capital Investment" (as such term is defined in the Purchase Agreement) to be made by the Conduit Purchaser and/or the Committed Purchaser under the Purchase Agreement equal to the amount of the Contribution into the Termination Payment Account and (b) the remainder of the initial Capital Investment into the "Collection Account" (as such term is defined in the Purchase Agreement). Funding intends that the payment described in clause (a) of this paragraph fulfill the directions to Funding provided by the Originator in the immediately preceding paragraph.

                  This Payment Direction Letter may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. THIS PAYMENT DIRECTION LETTER SHALL BE GOVERNED BY THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.


                            [signature pages follow]

         IN WITNESS WHEREOF, the parties have caused this Payment Direction Letter to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                    AVONDALE RECEIVABLES MASTER TRUST,
                                    as Trust

                                    By: MANUFACTURERS AND TRADERS TRUST
                                    COMPANY, not in its individual capacity but
                                    solely as Trustee on behalf of the Trust


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    AVONDALE RECEIVABLES COMPANY,

                                    as Receivables Subsidiary

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    AVONDALE MILLS, INC., as Originator

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


                                    AVONDALE FUNDING, LLC, as Funding

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:


Acknowledged and Agreed to as
of the date first written above:

GENERAL ELECTRIC CAPITAL CORPORATION


------------------------
By:  Craig Winslow
Title:  Duly Authorized Signatory


                            Payment Direction Letter
                          dated as of August 30, 2002